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                                                                    EXHIBIT 10.4

                        BINDVIEW DEVELOPMENT CORPORATION
                    1998 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

                    (AS AMENDED THROUGH SEPTEMBER 2, 2003 AND
                  APPROVED BY THE SHAREHOLDERS ON MAY 27, 2004)

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                        BINDVIEW DEVELOPMENT CORPORATION
                    1998 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

                                TABLE OF CONTENTS

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1.  PURPOSE ............................................................................................      1
2.  EFFECTIVE DATE OF PLAN .............................................................................      1
3.  ADMINISTRATION .....................................................................................      1
4.  DEDICATED SHARES ...................................................................................      1
5.  GRANT OF OPTIONS ...................................................................................      1
6.  ELIGIBILITY ........................................................................................      1
7.  OPTION GRANT SIZE AND GRANT DATES ..................................................................      2
8.  OPTION PRICE; FAIR MARKET VALUE ....................................................................      2
9.  DURATION OF OPTIONS ................................................................................      2
10. AMOUNT EXERCISABLE .................................................................................      2
11. EXERCISE OF OPTIONS ................................................................................      4
12. NON-TRANSFERABILITY OF OPTIONS .....................................................................      5
13. TERMINATION OF DIRECTORSHIP OF OPTIONEE ............................................................      5
14. REQUIREMENTS OF LAW ................................................................................      5
15. NO RIGHTS AS STOCKHOLDER ...........................................................................      6
16. NO OBLIGATION TO RETAIN OPTIONEE ...................................................................      6
17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE .........................................................      6
18. TERMINATION AND AMENDMENT OF PLAN ..................................................................      8
19. WRITTEN AGREEMENT ..................................................................................      9
20. INDEMNIFICATION OF BOARD ...........................................................................      9
21. FORFEITURES ........................................................................................      9
22. RESTRICTED STOCK AWARDS ............................................................................      9
23. GENDER .............................................................................................     12
24. HEADINGS ...........................................................................................     12
25. GOVERNING LAW ......................................................................................     12

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                        BINDVIEW DEVELOPMENT CORPORATION

                    1998 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

      1. PURPOSE. The BindView Development Corporation 1998 Non-Employee Director Incentive Plan (the "Plan") of BindView Development Corporation (the "Company") is for the benefit of members of the Board of Directors of the Company who, at the time of their service, are not employees of the Company or any of its affiliates, by providing them an opportunity to become owners of the Common Stock, no par value, of the Company (the "Stock"), thereby advancing the best interests of the Company by increasing their proprietary interest in the success of the Company and encouraging them to continue in their present capacity.

      2. EFFECTIVE DATE OF PLAN. The Plan is effective January 5, 1998, if within one year of that date it shall have been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, bylaws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders, or in either case by a consent in lieu of a meeting if permitted by the corporate charter, bylaws and applicable law.

      3. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the terms of the Plan, the Board shall have the power to construe the provisions of the Plan, Options, Restricted Stock (as defined in Paragraph 22 below), and Stock issued hereunder, to determine all questions arising hereunder, and to adopt and amend such rules and regulations for administering the Plan as the Board deems desirable.

      4. DEDICATED SHARES. Effective upon shareholder approval at the Company's 2004 annual meeting, the total number of shares of Stock with respect to which Initial Grants or Annual Grants (collectively, the "Options") may be granted under this Plan shall not exceed, in the aggregate one million (1,000,000) shares; provided, that the class and aggregate number of shares of Stock which may be granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17. The shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option shall expire or is terminated or canceled for any reason, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option or Options under the Plan.

      5. GRANT OF OPTIONS. All Options granted under the Plan shall be Nonqualified Options which are not intended to satisfy the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). No options shall be granted under the Plan subsequent to January 4, 2008.

      6. ELIGIBILITY. The individuals who shall be eligible to receive Options under the Plan shall be each member of the Board who is not an employee of the Company or any affiliate of the Company ("Eligible Director").

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      7. OPTION GRANT SIZE AND GRANT DATES. On the day the Eligible Director is
first elected or appointed to be a director (whichever is applicable), the Eligible Director shall be granted an Option to purchase up to 100,000 shares of Stock on the terms and conditions set forth herein (an "Initial Grant").

            In each calendar year, on or after the annual meeting of the Company's shareholders, each Eligible Director who was a director at the time of, and continues to serve as a director after, such annual meeting, may be granted an Option to purchase up to 25,000 shares of Stock on the terms and conditions set forth herein (an "Annual Grant").

            Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Option granted to an Eligible Director shall be as determined by the Board. Notwithstanding the provisions of
Section 17, the number of shares of Stock which may subsequently be awarded pursuant to this Section 7 shall not increase but may be decreased if appropriate under Section 17. If service of an Eligible Director who previously received an Initial Grant terminates and the Director is subsequently elected or appointed to the Board, that Director shall not be eligible to receive a second Initial Grant.

            If the General Counsel of the Company determines, in his sole discretion, that the Company is in possession of material, nonpublic information about the Company or any of its subsidiaries, he may suspend granting of the Initial Grant or Annual Grant to each Eligible Director until the second trading day after public dissemination of that information, and the determination by the General Counsel that issuance of the Options is then appropriate.

      8. OPTION PRICE; FAIR MARKET VALUE. The price at which shares of Stock may be purchased by each Eligible Director (the "Optionee") pursuant to his Initial Grant or Annual Grant, shall be 100% of the "Fair Market Value" of the shares of Stock on the date of grant of the Initial Grant or Annual Grant, as applicable.

            For all purposes of this Plan, the "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated;
(d) for any Options issued prior to the initial public offering of the Stock, the initial public offering price; or (e) if none of the foregoing is applicable, the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or that amount as determined by the Board.

      9. DURATION OF OPTIONS. The term of each Option shall be ten years from the date of grant. No Option shall be exercisable after the expiration of ten years from the date the Option is granted.

      10. AMOUNT EXERCISABLE. (a) Each Option hereunder shall become exercisable on a cumulative basis over three years as follows: (1) one-third (33%) on the first annual anniversary of the grant of the Option, and (2) an additional one-twelfth (8.33%) each three months after such first annual anniversary. (b) The Board may in its discretion partially or fully accelerate the exercisability of any outstanding Option in connection with the Optionee's resignation from the Board. (c) Upon a Change of Control, each Option shall become immediately exercisable. For this purpose, a "Change in Control" shall have occurred if, after the Effective Date of the Plan:

            (i) a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock;

            (ii) any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any Voting Stock (or any securities convertible into Voting Stock) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock (such person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act);

            (iii) the consummation of:

                        (x) a merger, consolidation or reorganization of the Company with or into any other person if (a) the Company is not the surviving entity or (b) as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of Voting Stock immediately prior to such merger, consolidation or reorganization;

                        (y) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

                        (z) a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding Voting Stock;

            (iv) the stockholders of the Company approve the dissolution of the Company; or

            (v) during any period of 12 consecutive months, the individuals who at the beginning of that period constituted the Board of Directors shall cease to constitute a majority of the Board of Directors, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

            "Voting Stock" means shares of the capital stock of the Company the holders of which are entitled to vote for the election of directors, but excluding shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.

      11. EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, (b) Mature Shares at their Fair Market Value on the date of exercise, (c) payment to the Company, through a broker-assisted exercise that is approved by the Committee, for an amount equal to the option price of the shares, (d) any combination of (a), (b), or (c), and/or (e) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed.

            As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Director certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Director's name.

            Whenever an Option is exercised by exchanging Mature Shares owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of Mature Shares legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

            If Mature Shares are used in payment, the aggregate Fair Market Value of the Mature Shares tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Director, at the address specified by the Eligible Director.

            Notwithstanding any other provision of the Plan, the Committee shall have the authority to cause an Optionee to utilize a different method of exercise if the method selected by the Optionee could result in adverse accounting treatment for the Company.

            "Mature Shares" means shares of Stock that have been legally and beneficially owned by the Optionee for at least six months.

      12. NON-TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him. Notwithstanding any provision in this Plan to the contrary, an Eligible Director may transfer an Option to an Immediate Family Member or an entity controlled by an Eligible Director or an Immediate Family Member, provided, however, no further transfer shall be made except by operation of law or a transfer back to such Eligible Director or such other transfer which may be approved by the Board. For this purpose, "Immediate Family Member" means an Eligible Director's children, grandchildren or spouse, or a trust for the benefit of such Immediate Family Members.

      13. TERMINATION OF DIRECTORSHIP OF OPTIONEE. If, before the date of expiration of the Option, the Optionee shall cease to be a director of the Company, the Option shall terminate on the earlier of the date of expiration or 90 days after the date of ceasing to serve as a director. In this event, the Optionee shall have the right, prior to the termination of the Option, to exercise the Option if he was entitled to exercise immediately prior to ceasing to serve as a director.

            Upon the death or disability of the Optionee while serving as a director, his options shall become fully vested and, in the case of death his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration of the Option or 12 months following the date of his death, to exercise the Option, in whole or in part.

      14. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Company has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Company on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option, or the issuance of shares under it, to comply with any law or regulation of any governmental authority.

      15. NO RIGHTS AS STOCKHOLDER. No Optionee shall have any rights as a stockholder with respect to Stock covered by any Option until the date a stock certificate is issued for the Stock, and, except as otherwise provided in Paragraph 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

      16. NO OBLIGATION TO RETAIN OPTIONEE. The granting of any Option shall not impose upon the Company or its stockholders any obligation to retain or continue to retain any Optionee or nominate any Optionee for election to continue in his capacity as a director of the Company. The right of the Company, the Board of Directors, and the Stockholders to terminate the service of any Optionee as a director shall not be diminished or affected by reason of the fact that one or more Options have been or would be granted to him.

      17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then available for grant, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

            If while unexercised Options remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved, or (iv) the Company is a party to any other corporate transaction (as defined under Section 424(a) of the Code and applicable Treasury Regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Option Agreement or as a result of the Board's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and (y) no later than ten (10) days after the approval by the stockholders of the Company of such Corporate Change, the Board, acting in its sole and absolute discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

            (1) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all such Options that remain unexercised and all rights of Optionees thereunder shall terminate,

            (2) require the mandatory surrender to the Company by all or selected Optionees of some or all of the then outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of this Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Optionee an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Options for such shares,

            (3) with respect to all or selected Optionees, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing him, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such shares, and (B) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be,

            (4) provide that the number and class of shares of Stock covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option, or

            (5) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary).

            In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Option Agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Optionee, may accelerate the time at which some or all Options then outstanding may be exercised.

            In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this Section 4.5, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Options. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

            The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

      18. TERMINATION AND AMENDMENT OF PLAN.

      (a) The Board may amend, terminate or suspend the Plan at any time and from time to time, in its sole and absolute discretion, in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the shares of Stock are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

      (b) The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option to reduce the option price. Furthermore, no Option shall be canceled and replaced with awards having a lower option price without further approval of the shareholders of the Company. This Section is intended to prohibit the unlimited repricing of "underwater" Options without the further approval of the shareholders of the Company and shall not be construed to prohibit the adjustments provided for in
Section 17 of this Plan.

      19. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions of this Plan and shall be signed by the Optionee and by the

Chairman of the Board, the Vice Chairman, the President or any Vice President of the Company for and in the name and on behalf of the Company.

      20. INDEMNIFICATION OF BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Board of Directors against, and each member of the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Board of Directors, whether or not he continues to be a member of the Board of Directors at the time of incurring the expenses. However, this indemnity shall not include any expenses incurred by any member of the Board of Directors (a) in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Board of Directors and shall be in addition to all other rights to which a member of the Board of Directors may be entitled as a matter of law, contract, or otherwise.

      21. FORFEITURES. Notwithstanding any other provision of this Plan, if, before or after termination of the Optionee's capacity as a director of the Company, there is an adjudication by a court of competent jurisdiction that the Optionee committed fraud, embezzlement, theft, commission of felony, or proven dishonesty in the course of his advisory relationship to the Company and its affiliates which conduct materially damaged the Company or its affiliates, or disclosed trade secrets of the Company or its affiliates, then any outstanding options which have not been exercised by Optionee shall be forfeited. In order to provide the Company with an opportunity to enforce this Section, an Option may not be exercised if a lawsuit alleging that an action described in the preceding sentence has taken place until a final resolution of the lawsuit favorable to the Optionee.

      22. RESTRICTED STOCK AWARDS. Subject to the provisions of this Plan, the Board may issue, to any Eligible Director, shares of "Restricted Stock" (which may be referred to as "Restricted Shares"), namely shares of Stock subject to restrictions to be set out in an agreement between the Company and the Eligible Director entered into pursuant to this Plan ("Restricted Stock Agreement"). The terms and conditions of the Restricted Stock Agreement shall be determined by the Board consistent with the terms of this Plan and shall conform to the signature requirements of Section 10. In the discretion of the Board, an award of Restricted Stock may be made as a grant of Restricted Shares or as a right to receive Stock (or its cash equivalent or a combination of both) in the future.

      (a) Limitation on Awards of Restricted Stock.

            (1) In any calendar year, an Eligible Director may be awarded Restricted Shares regardless whether he or she is granted an Option in that year. However, the sum of (i) the number of Restricted Shares so

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awarded, plus (ii) the number of shares of Stock subject to such Option, if any, may not exceed the maximum Option size (in number of shares) that may be granted to such Eligible Director in that calendar year under Section 7. EXAMPLE: If an Eligible Director receives an Annual Grant of an Option to purchase 20,000 shares of Stock in a particular calendar year, then in that year he or she may be awarded up to, but not more than, 5,000 Restricted Shares, so that his or her total for the year does not exceed the 25,000-share limit on Annual Grants in
Section 7.

            (2) The sum of (i) the aggregate number of Restricted Shares awarded under this Plan, plus (ii) the aggregate number of shares of Stock subject to Options granted under this Plan, may not exceed the number of Shares reserved for issuance under Section 4. EXAMPLE: If Options have been granted to Eligible Directors to purchase an aggregate of 750,000 Shares, then no more than an aggregate of 250,000 Restricted Shares may be issued to Eligible Directors, so that the total does not exceed the 1,000,000 Shares dedicated for issuance under this Plan in Section 4.

      (b) Pricing of Restricted Shares. Restricted Shares may be issued to an Eligible Director for no payment, or for a payment at, above, or below the Fair Market Value on the date of grant, in any case as determined by the Board.

      (c) Stock Certificate. Restricted Shares shall be registered in the name of the Eligible Director receiving the Restricted Shares and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

              The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the BindView Development Corporation Non-Employee Director Incentive Plan, and an agreement entered into between the registered owner and the Company, including any shareholders agreement. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

      (d) Restrictions. Restricted Shares shall be subject to such restrictions on sale, transfer, alienation, pledge or other encumbrance as are specified in the Restricted Stock Agreement. Such restrictions shall include without limitation the following, regardless whether expressly set forth in the Restricted Stock Agreement:

            (1) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the Restricted Shares, except that any Restricted Shares that are subject to such prohibition may nevertheless be transferred in the same manner as Options under Section 12. Such prohibition shall lapse in the same way(s) and on the same schedule(s) (including without limitation any automatic or discretionary accelerated vesting), as though an Option for the same number of Shares had been granted on the same date as the issuance of the Restricted Shares; and

            (2) a requirement that the Eligible Director forfeit Restricted Shares (or, if purchased by the Eligible Director, resell Restricted Shares back to the Company at cost) in any circumstance in which an Option,

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granted on the same date as the issuance of the Restricted Shares, would either
(i) cease to be an exercisable Option by reason of termination of such Option under this Plan, or (ii) be forfeited under this Plan.

   No award of Restricted Shares may provide for restrictions continuing beyond 10 years from the date of the award.

      (e) Lapse of Restrictions.

            (1) At the end of the time period during which any Restricted Shares are subject to forfeiture or restrictions on sale, transfer, alienation, pledge, or other encumbrance, such Restricted Shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Director or to the Eligible Director's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Employee agrees to remit when due any federal, state or local taxes of any kind required by law to be withheld with respect to a delivery of Stock under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including normal directors fees) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any delivery of Stock under the Plan.

            (2) If an Eligible Director who holds Restricted Shares shall cease to be a member of the Board by reason of disability or death, then any restrictions on such Restricted Shares shall automatically lapse, subject to any specific restrictions stated in the Restricted Stock Agreement.

      (f) Rights as Stockholder. Subject to the terms and conditions of this Plan, each Eligible Director receiving a certificate for Restricted Shares shall have all the rights of a stockholder with respect to the Restricted Shares during any period in which such Restricted Shares are subject to forfeiture or restrictions on transfer, including without limitation, the right to vote such Shares. Any dividends paid with respect to such Restricted Shares, in cash or property (other than stock in the Company or rights to acquire stock in the Company) shall be paid to such Eligible Director currently. Dividends paid in stock in the Company or rights to acquire stock in the Company shall be added to and become a part of the Restricted Shares.

      (g) Section 83(b) Election. If a grantee makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to Restricted Shares as of the date of transfer of the Restricted Shares rather than as of the date or dates upon which the grantee would otherwise be taxable under Section 83(a) of the Code, the grantee shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

      (h) Other Plan Provisions Applicable. All other provisions of this Plan, not inconsistent with subparagraphs (a) through (g) of this Section 22, shall apply in respect of Restricted Shares, mutatis mutandis.

      23. GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

      24. HEADINGS. Headings are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

      25. GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

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